UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 25, 2006
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                           The First Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


         Mississippi                    33-94288               64-0862173
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(State or other jurisdiction           (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)


 6480 U.S. Hwy 98 West, Hattiesburg, MS                       39402
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (601) 268-8998
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                                                             N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13a-4(c))


Item 2.02 Results of Operations and Financial Condition

         On October 25, 2006, The First Bancshares, Inc. issued a press release announcing its preliminary results of operations for the quarter ended September 30, 2006. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated October 25, 2006

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       The First Bancshares, Inc.
                                       (Registrant)


Date:  October 25, 2006

                                       /s/ David E. Johnson
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                                       Name:  David E. Johnson
                                       Title:    Chairman of the Board and CEO